APS American Physicians Service Group, Inc.

NASDAQ: AMPH

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Company Overview

- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)
- Acquired American Physicians Insurance Company ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - Managed API by AMPH since inception
- A leading medical professional liability insurer in Texas
- 6,660 policyholders at January 31, 2010
- AM Best financial strength rating of A- (Excellent)

APS

Investment Highlights

- Strong balance sheet and operating performance
- Texas tort reform enacted in 2003
- Strong reserve position at the top of actuarial range
- Growth opportunities
- Attractive performance comparison to peer group
- Management strongly aligned with shareholders (12% ownership)

APS

API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
- Preferred stock requires $1 million annual redemption and a 3% annual dividend
  - $6.5 million remains outstanding
- Policyholders received 28% of shares of combined company

APS

Favorable Claims and Headcount Trends

- Texas tort reform in 2003 drastically altered medical professional liability market
  - $250,000 cap on non-economic damages
  - Claim counts in post reform years meaningfully reduced
- Continued focus on underwriting to maintain quality of book


Claim Counts Relative to Number of Policyholders
Claims Counts
# of Policyholders
1,400
1,200
1,000
800
600
400
200
0
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1,096
1,123
1,110
1,372
993
705
808
740
585
572
716
706
741
930
383
335
507
413
384
380
3,019
2,992
3,070
2,992
3,622
3,919
4,712
4,930
5,336
6,363
Policyholders
Reported Claims
Pending Claims

APS

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 92% in 2008; 90% in 2009
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
250
200
150
100
50
0
100
104
125
175
224
226
206
169
144
136
130
4%
20%
40%
28%
1%
(9%)
(18%)
(14%)
(6%)
(4%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Conservative underwriting philosophy
  - Individually underwrite every new and renewal policy
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants

APS

Texas Market Share


17%
4%
3%
42%
6%
13%
15%
Texas Medical Liability Trust 42%
American Physicians Insurance 15%
Medical Protective 13%
Advocate MD 6%
Texas Medical Liability Ins. Underwriting Assoc. (JUA) 3%
The Doctors Company 4%
Other (Less than 3% each) 17%

Source: 2008 NAIC Data including TMLT

APS

Top Insured Specialties by Headcount

Anesthesiology	15%
Family Practice / Internal Medicine	13%
Obstetrics and Gynecology	12%
Orthopedics	5%
Cardiology	5%
Other Surgical Specialties	5%
Pediatrics	4%
Dentists	3%
General Surgery	3%
Radiology	2%
Urology	2%
Other Specialties	10%
CRNA	13%
Physician Extenders / Clinical Staff	8%
	100%

APS

Policy Limit Profile (in 000's)


1000/5000
4%
100/300
6%
1000/3000
26%
200/600
37%
500/1500
7%
500/1000
15%
300/900
5%

1000/5000 coverage only on a shared limit policy with allied health professionals

2000/4000 and 3000/5000 coverage on 13 and 10 physicians, respectively

APS

Claims Management

- Claims staff has an average of over 16 years experience with APS
- Physician Claims Committee reviews large claims for medical standard of care and defensibility
- Perform on-site visits by risk management professionals
- Historically, over 80% of claims closed without indemnity

Growth Opportunities

- Meaningful opportunities for growth
  - 15% of $407 million growing Texas market (1)
  - New focus on $84 million Arkansas market (2)
  - Recent entry into $130 million Oklahoma market (2)
  - Potential acquisitions
- A.M. Best rating supports AMPH growth initiatives
- Enhanced access to capital

(1) Source: 2008 NAIC Data including TMLT

(2) Source: 2008 SNL NAIC Data

APS

Overview of Financial Services Segment

- Over 25 year history – Institutional fixed-income focus
- Products:
  - Mortgage-backed bonds and CMOs
  - Government issues and municipals
  - High yield
  - Bank debt and trade claims
  - Asset management services
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals
- Riskless principal model
- 9% of revenues for 2009

APS

Financial Overview

- Strong balance sheet and operating performance
- Net income of $22.9 million for the year ended December 31, 2009
- Conservative reserve philosophy
- Attractive valuation comparison to peer group

2009 RECAP

- 2% increase in Gross Written Premium ($65.4 million in 2009)
  - 4% rate decrease in 2009
  - 13% increase in new business ($7.1 million for 2009)
  - Strong policyholder retention at 90%
- Return to profitability in financial services business
  - 30% increase in financial services revenues ($8.0 million in 2009
  - 19% decrease in financial services expenses
- $19.8 million favorable claim development in 2009

APS

2009 RECAP

- 19% growth in Book Value per Share
- 23% increase in Diluted EPS
  - $2.64 in 2008
  - $3.26 in 2009
- ROE of 15.5%

Capital Management

- Underwriting leverage is strong
  - .7 to 1 Annualized Net Written Premium to Surplus Ratio
- Debt to equity is only 4%
- Paid dividends for the last 6 years
- Share repurchases
  - Over 194,000 shares purchased in 2009 at average price of $20.65
  - $2.3 million of authorization remaining at January 31, 2009
- Actively seeking strategic growth opportunities

APS

Balance Sheet Highlights



(in Millions)
$350
$300
$250
$200
$150
$100
$50
$-
$283
$284
$300
$224
$232
$259
$102
$92
$89
$124
$136
$159
Total Assets
Total Cash & Investments
Gross Reserves
Stockholders' Equity
2007
2008
2009

Favorable Trend in Book Value



$25.00
$20.00
$15.00
$10.00
$5.00
$-
Book Value Per Share
$7.78
$9.15
$9.95
$10.49
$17.19
$19.46
$23.15
2003
2004
2005
2006
2007
2008
2009

Conservative Investment Portfolio

- Fixed income managed internally
- "AAA" average rating of bond portfolio
- Average duration of 3.1 years
- Yield to maturity of 4.2%
- Reduced non-agency CMO exposure in 2009 by 81%

(in thousands)

Rating Category	Fair Value	%
AAA / Aaa	$ 167,010	74%
AA / Aa	23,927	10%
A / A	22,547	10%
BBB	10,644	5%
Non-investment grade	2,455	1%
Total	$ 226,583	100%

APS

Conservative Investment Portfolio

- 12% increase in portfolio to $259 million in 2009



$4.8 million Non-Agency CMO's 2%
$36.7 million Gov't Tax-Exempt Bonds 16%
$73.9 million Corporate 27%
$111.1 million US Treasury and Agencies 42%
$18.3 million Cash 7%
$1.5 million Other Inv. Assets 1%
$12.9 million Equities 5%

Strong Reserve Position



API Reserves
12/31/09
API Carried Reserves
$89 MM Gross
$80 MM Net
Actuarial High-end
Estimate
$89 MM Gross
$80 MM Net
Above
Central
Estimate
Actuarial Central
Estimate
$72 MM Gross
$66 MM Net
Actuarial Low-end
Estimate
$57 MM Gross
$54 MM Net

APS

Strengthening Net Reserves Per Open Claim



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$133,774
$140,453
2003
2004
2005
2006
2007
2008
2009
At Period End

APS

Attractive Performance Comparison

Key Operating Metrics	Median - Other Public Med Mal Companies (1)	APS 12/31/2009
Price/Book Value (2)	1.0	1.0
Price/TTM Operating EPS (2)	8.2	6.7
TTM Operating ROE	14%	17%
Loss Ratio	50%	37%
Combined Ratio	75%	53%

(1) Source: SNL - Includes PRA and ACAP based on most recent reported 12/31/09 financial data and FPIC based on 9/30/09 financial data.

(2) Share prices as of February 26, 2010.

APS